UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Dale of Report (Date of earliest event reported): March 13, 2025

KKR & Co. Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34820	88-1203639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards
New York, NY 10001
Telephone: (212) 750-8300
(Address, zip code, and telephone number, including
area code, of registrant’s principal executive office.)

NOT APPLICABLE

(Farmer name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange
6.25% Series D Mandatory Convertible Preferred Stock	KKRPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2025, Timothy R. Barakett was appointed to the Board of Directors (the “Board”) of KKR & Co. Inc. (the “Company”).

Mr. Barakett will receive the customary annual cash retainer for non-executive directors of $130,000, which will be prorated based on his date of appointment of March 13, 2025. In addition, Mr. Barakett was granted an equity award representing 1,166 shares of common stock of the Company under the Amended and Restated KKR & Co. Inc. 2019 Equity Incentive Plan effective as of March 13, 2025, which will vest on December 1, 2025, subject to exceptions. On March 13, 2025, Mr. Barakett also entered into the Company’s customary indemnification agreement for non-executive directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 13, 2025, KKR Management LLP, by a written consent of the sole holder of the Series I preferred stock of the Company, approved the increase in the number of directors constituting the entire Board to fourteen directors and approved the appointment of Mr. Barakett.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Barakett to the Board of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release of KKR & Co. Inc., dated March 13, 2025, announcing the appointment of Timothy R. Barakett as director (this exhibit is furnished and not filed).
Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: March 13, 2025	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Secretary